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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                AMENDMENT NO. 2
                                       TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 5, 1999

                       PRODIGY COMMUNICATIONS CORPORATION

          ____________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    DELAWARE

               __________________________________________________
                 (State or other jurisdiction of incorporation)

               000-25333                                  04-3323363
        __________________________            _________________________________
         (Commission File Number)            (IRS Employer Identification No.)


                   44 SOUTH BROADWAY, WHITE PLAINS, NY 10601
             ______________________________________________________
              (Address of principal executive offices) (Zip code)

      (Registrant's telephone number, including area code): (914) 448-8000

                                       NA

        _______________________________________________________________
         (Former name or former address, if changed since last report)
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        This Amendment No. 2 to the Current Report on Form 8-K dated October 5,
1999, as amended on December 20, 1999, is filed solely to refile Exhibit 99.2 in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   Pro-forma financial information.
              See Exhibit 99.2.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 29, 1999               PRODIGY COMMUNICATIONS CORPORATION

                                       By:/s/ Andrea S. Hirsch
                                          ------------------------
                                          Andrea S. Hirsch
                                          Executive Vice President and General
                                          Counsel

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                                 EXHIBIT INDEX

Exhibit Number                       Title
--------------                       -----
  2.1*                               Asset Purchase Agreement, dated as of
                                     September 7, 1999, by and among
                                     Prodigy, USR, VarTec, VarTec Telecom
                                     Holding Company, T. Gary Remy and
                                     Tom D. Johnson

  23.1 +                             Consent of Ernst & Young LLP

  99.1 + Audited financial statements Web Hosting Business of U.S. Republic Communications, Inc. as of December 31, 1998 and for the period from January 6, 1998 (inception) to December 31, 1998 and unaudited financial statements of Web Hosting Business of U.S. Republic Communications, Inc. as of September 30, 1999 and for the nine months ended September 30, 1999

  99.2 Prodigy Communications Corporations Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 1999

                                     Prodigy Communications Corporation
                                     Unaudited Pro Forma Condensed Statement of
                                     Operations for the Nine Months Ended
                                     September 30, 1999

                                     Prodigy Communications Corporation
                                     Unaudited Pro Forma Condensed Statement of
                                     Operations for the Year Ended December 31,
                                     1998

__________________
* Previously filed.  Confidential treatment requested as to certain portions.

+ Previously filed.

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